MERRILL LYNCH SERIES FUND, INC.
              Merrill Lynch Intermediate Government Bond Portfolio


                       Supplement dated September 4, 2003
                       to the Prospectus dated May 1, 2003


         The following supersedes any contrary information contained in the Prospectus of Merrill Lynch Intermediate Government Bond Portfolio (the "Portfolio"):

         The Portfolio may invest in securities of any maturity but, under normal circumstances, will maintain a dollar-weighted average maturity of three to ten years.